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                                                                   EXHIBIT 10.21

                                         MATERIAL IN THIS DOCUMENT HAS BEEN
                                         OMITTED PURSUANT TO A CONFIDENTIAL
                                         TREATMENT REQUEST. THE OMITTED MATERIAL
                                         HAS BEEN FILED SEPARATELY
                                         WITH THE COMMISSION.



                            FIRST AMENDMENT AGREEMENT
                                       TO
                     PALLADIUM AND PLATINUM SALES AGREEMENT


         THIS FIRST AMENDMENT AGREEMENT (this "Amendment"), is made and entered into this 20th day of November, 2000, by and between STILLWATER MINING COMPANY, a Delaware corporation, whose address is 1200 17th Street, Suite 900, Denver, Colorado ("SMC") and GENERAL MOTORS CORPORATION, a Delaware corporation, whose address is 100 Renaissance Center, Detroit, Michigan 48265-1000 ("GM").

         SMC and GM are parties to a Palladium and Platinum Sales Agreement dated as of August 17, 1998 (the "Original Contract," and, as the same may be amended from time to time, the "Agreement"). SMC has requested that GM agree to certain amendments to the Agreement, and GM has agreed to such request, subject to the terms and conditions hereof.

         Accordingly, the parties hereto agree as follows:

         SECTION 1 Definitions; Interpretation.

         (a) Terms Defined in Agreement. All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned to them in the Agreement.

         (b) Interpretation. Headings in this Amendment are for convenience of reference only and are not part of the substance hereof.

         SECTION 2 Amendments to the Agreement.

         (a) Amendments. The Agreement shall be amended as follows, effective as of the date hereof, upon satisfaction of the conditions set forth in Section 3:

               (i) Section 2 of the Agreement shall be amended by deleting it in its entirety and by substituting the following therefor:

                    "Section 2. Term. This Agreement shall become effective on January 1, 2001, through and including the date upon which SMC shall satisfy its obligation to sell and deliver to GM the aggregate number of [ *** ] Ounces of Palladium stipulated in the Original Contract. Specifically, the Original Contract stipulated the sale and delivery by SMC to GM of an aggregate number of [ *** ] Ounces of Palladium, [ *** ] of which Ounces were subject to both a minimum and a maximum price (the "Min/Max Formula") and [ *** ] of which Ounces were subject only to a minimum price (the "Floor-Only Formula"). At the end of calendar year 2000 SMC and GM will determine the aggregate number of Ounces delivered pursuant to the Original Contract and will determine the number of Ounces remaining to be delivered under the Min/Max Formula and the number of Ounces remaining to

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          be delivered under the Floor-Only Formula. The Ounces of Palladium remaining to be delivered under the Min/Max Formula will be delivered under Tranche A hereunder and the Ounces of Palladium remaining to be delivered under the Floor-Only Formula will be delivered under Tranche B hereunder until each such obligation to sell and deliver [ *** ] Ounces to GM is satisfied. During the final year of the initial term and the final year of any extended term thereafter, SMC and GM, by mutual agreement, may extend the term of this Agreement for a mutually agreed upon period. This Agreement is subject to earlier termination pursuant to Section 9 of this Agreement."

                (ii) Section 3 of the Agreement shall be amended by deleting subsection (a) thereof in its entirety and by substituting the following therefor:

                    "(a) Palladium. (i) Tranche A. During each of the Contract Years commencing with 2001, SMC will sell and deliver and GM will purchase on a monthly basis [***] of the Actual Monthly Production of Palladium until such date (the "Tranche A Fulfillment Date") as SMC has sold and delivered and GM has purchased an aggregate of [ *** ] Ounces of Palladium pursuant to the terms and conditions of Tranche A specified herein (i.e., after subtracting the Ounces sold and delivered in 1999 and 2000). At the end of calendar year 2000, SMC and GM will determine the aggregate number of Ounces delivered pursuant to the Original Contract which satisfy such obligation of [ *** ] Ounces of Palladium and the aggregate number of Ounces remaining to be delivered during the remaining term of this Agreement. The parties acknowledge that the Actual Monthly Production of Palladium will vary from time to time.

                    (ii) Tranche B. During each of the Contract Years commencing with 2001, SMC will sell and deliver and GM will purchase on a monthly basis [***] of the Actual Monthly Production of Palladium until such date (the "Tranche B Fulfillment Date") as SMC has sold and delivered and GM has purchased an aggregate of [ *** ] Ounces of Palladium pursuant to the terms and conditions of Tranche B specified herein (i.e., after subtracting the Ounces sold and delivered in 1999 and 2000). At the end of calendar year 2000, SMC and GM will determine the aggregate number of Ounces delivered pursuant to the Original Contract which satisfy such obligation of [ *** ] Ounces of Palladium and the aggregate number of Ounces remaining to be delivered during the remaining term of this Agreement. Commencing with the Tranche A Fulfillment Date and continuing until the Tranche B Fulfillment Date, the [***] of the Actual Monthly Production of Palladium previously being sold and delivered under Tranche A will be sold and delivered pursuant to the terms and conditions of Tranche B set forth herein (so that the total combined percentage of Actual Monthly Production of Palladium being sold and delivered hereunder will be [***] from the Tranche A Fulfillment Date until the Tranche B Fulfillment Date).

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               (iii) Section 3 of the Agreement shall be amended by inserting new subsections (e) and (f) at the end thereof which shall read as follows:

                    "(e) Monthly Accounting. SMC will include with its monthly notification of Actual Monthly Production provided to GM under Section 3(c) hereof a statement of the number of Ounces of Palladium delivered pursuant to each of Tranches A and B hereunder. The parties shall endeavor in good faith to resolve promptly any disputes with respect to such numbers of Ounces.

                    [***]

               (iv) Section 9 of the Agreement shall be amended by deleting the last sentence thereof and by substituting the following therefor:

                    "The provisions of Sections 5, 8, 11, 12, 15 and 18 of this Agreement will survive the termination hereof."

               (v) Section 17 of the Agreement shall be amended by deleting the addresses of SMC and GM therefrom and by substituting the following therefor:

                    "SMC      Stillwater Mining Company
                              1200 17th Street, Suite 900
                              Denver, Colorado 80202

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                              Attention: Vice President of Metals Marketing
                              with a copy to: Chief Financial Officer
                              Facsimile No.: (303) 352-2095
                              and with a copy to: Mr. James Binando
                              Facsimile No.: (406) 322-8895

                    GM        General Motors Corporation
                              Cadillac Building
                              30009 Van Dyke Avenue
                              Warren, Michigan 48090
                              Attention: Purchasing Director
                              Facsimile No.: (810) 575-4004
                              with a copy to: Executive Director, Metallic
                                              Worldwide Purchasing
                              Facsimile No.: (810) 575-1897"

         (b) References Within Agreement. Each reference in the Agreement to "this Agreement" and the words "hereof," "herein," "hereunder," or words of like import, shall mean and be a reference to the Agreement as amended by this Amendment.

         SECTION 3 Conditions of Effectiveness. The effectiveness of Section 2 of this Amendment shall be subject to the satisfaction of each of the following conditions precedent:

         (a) Agreement. SMC and GM shall have each received a signed counterpart of this Amendment, or a facsimile copy thereof, signed by the other party hereto.

         SECTION 4 Miscellaneous.

         (a) Agreement Otherwise Not Affected. Except as expressly amended pursuant hereto, the Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects.

         (b) No Reliance. Each party hereto hereby acknowledges and confirms to the other that such party is executing this Amendment on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.

         (c) Binding Effect. This Amendment shall be binding upon, inure to the benefit of and be enforceable by each party hereto and their respective successors and assigns.

         (d) Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK UPON THE SAME TERMS AND CONDITIONS AS THOSE SET FORTH IN SECTION 25 OF THE AGREEMENT.

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         (e) Complete Agreement; Amendments. This Amendment contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior commitments, drafts, communications, discussions and understandings, oral or written, with respect thereto. This Amendment may not be modified, amended or otherwise altered except in accordance with the terms of Section 24 of the Agreement.

         (f) Severability. Whenever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Amendment shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Amendment, or the validity or effectiveness of such provision in any other jurisdiction.

         (g) Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

               [Remainder of this page intentionally left blank.]

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         IN WITNESS WHEREOF, the parties hereto have duly executed this
Amendment, as of the date first above written.


                                       STILLWATER MINING COMPANY


                                       By /s/ William E. Nettles
                                          ---------------------------------
                                          Name:  William E. Nettles
                                          Title: Chief Executive Officer


                                       By /s/ Robert C. Lapple
                                          ---------------------------------
                                          Name:  Robert C. Lapple
                                          Title: Vice President of Metals
                                                 Marketing


                                       GENERAL MOTORS CORPORATION


                                       By /s/ Barbara Whittaker
                                          ---------------------------------
                                          Name:  Barbara Whittaker
                                          Title: Executive Director


                                       By /s/ David Andrew
                                          ---------------------------------
                                          Name:  David Andrew
                                          Title: Purchasing Director

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